SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                FEBRUARY 18, 1999

                           CAPITAL MEDIA GROUP LIMITED
             (Exact name of registrant as specified in its charter)

           NEVADA                     0-21051                  87-0453100
       (State or other           (Commission File           (I.R.S. Employer
        jurisdiction                  Number)                Identification
      of incorporation)                                           No.)

                             2 RUE DU NOUVEAU BERCY
                            94220, CHARENTON, FRANCE
                    (Address of principal executive offices)

     Registrant's telephone number, including area code: 011-33-1-43-53-6999

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On February 25, 1999, the Company filed a Form 8-K (the "Form 8-K"), dated February 24, 1999, reporting that Deloitte & Touche had resigned as the Company's independent auditors. The Company attached to the Form 8-K a letter from Deloitte & Touche, dated February 24, 1999. Deloitte & Touche has now provided the Company with a new letter, dated March 5, 1999, which supersedes and replaces their original letter. A copy of Deloitte & Touche's new letter, which states that Deloitte & Touche agrees with the Company's comments in its February 24, 1999 Form 8-K as filed, is being filed under cover of this Form 8-K/A.

ITEM 7.  EXHIBIT

(1) Letter from Deloitte & Touche addressed to the Securities and Exchange Commission, dated March 5, 1999.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAPITAL MEDIA GROUP LIMITED

                                        By: /s/ Gilles Assouline
                                            ------------------------------------
                                            Gilles Assouline
                                            Chairman and Chief Executive Officer

Date: March 5, 1999

                                              2

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                                 EXHIBIT INDEX

EXHIBIT                 DESCRIPTION
-------                 -----------

(1) Letter from Deloitte & Touche addressed to the Securities and Exchange Commission, dated March 5, 1999.